                                                                 Exhibit T3A-19.

                                    Delaware
                           --------------------------
                                               Page 1

                                 The First State

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "COVANTA HENNEPIN ENERGY RESOURCE CO., LIMITED PARTNERSHIP" AS RECEIVED AND FILED IN THIS OFFICE.

         THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

         CERTIFICATE OF LIMITED PARTNERSHIP, FILED THE FIFTEENTH DAY OF NOVEMBER, A.D. 1994, AT 1:55 O'CLOCK P.M.

         RESTATED CERTIFICATE, CHANGING ITS NAME FROM "HENNEPIN COUNTY ENERGY RESOURCE CO., L.P." TO "HENNEPIN ENERGY RESOURCE CO., LIMITED PARTNERSHIP", FILED THE THIRTIETH DAY OF MAY, A. D. 1986, AT 2:50 O'CLOCK P.M.

         RESTATED CERTIFICATE, FILED THE EIGHTEENTH DAY OF JANUARY, A.D. 1990, AT 10 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, FILED THE THIRD DAY OF JUNE, A. D. 1991, AT 9 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, FILED THE EIGHTH DAY OF NOVEMBER, A.D. 2000, AT 9 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "HENNEPIN ENERGY RESOURCE CO., LIMITED PARTNERSHIP" TO "COVANTA HENNEPIN

                                        /s/ Harriet Smith Windsor
                                        -----------------------------
                                        Harriet Smith Windsor, Secretary
                                        of State

2048510 8100H                           AUTHENTICATION: 2949981
040133010                                         DATE: 02-24-04

                                    Delaware
                           --------------------------
                                               Page 1

                                 The First State

ENERGY RESOURCE CO., LIMITED PARTNERSHIP", FILED THE FOURTEENTH DAY OF MARCH, A.D. 2001, AT 9 O'CLOCK A.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED PARTNERSHIP.

                                        /s/ Harriet Smith Windsor
                                        -----------------------------
                                        Harriet Smith Windsor, Secretary
                                        of State

2048510 8100H                           AUTHENTICATION: 2949981
040133010                                         DATE: 02-24-04

                            CERTIFICATE AND AGREEMENT

                                       OF

                               LIMITED PARTNERSHIP

                                       OF

                    HENNEPIN COUNTY ENERGY RESOURCE CO., L.P.

                  THE UNDERSIGNED are executing this Certificate and Agreement of Limited Partnership (the "Certificate and Agreement") for the purpose of forming a limited partnership (the "Partnership") pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. Sections 17-101 et seq. (the "Delaware Act"), and do hereby certify and agree as follows:

                  1. Name. The name of the Partnership shall be Hennepin County Energy Resource Co., L.P., or such other name as the General Partners may from time to time hereafter designate.

                  2. Definitions. In addition to terms otherwise defined herein, the following terms are used herein as defined below:

                  "Event of withdrawal of a General Partner" means an event that causes a person or entity to cease to be a General Partner as provided in Section 17-402 of the Delaware Act.

                  "General Partners" means the Initial General Partner and all other persons or entities admitted as General Partners pursuant to this Certificate and Agreement, so long as they remain General Partners. Reference to a "General Partner" means any one of the General Partners.

                  "Initial General Partner" means Blount Energy Resource Corp.

                  "Initial Limited Partner" means Louis A. Griffin.

                  "Limited Partners" means the Initial Limited Partner and all other persons or entities admitted as additional or substituted Limited Partners pursuant to this Certificate and Agreement, so long as they remain Limited Partners. Reference to a "Limited Partner" means any one of the Limited Partners.

                  "Partners" means those persons or entities who from time to time are the General Partners and the Limited Partners. Reference to a "Partner" means any one of the Partners.

                  3. Purpose. The purpose of the Partnership shall be to engage in any lawful business which may be engaged in by a limited partnership organized under th' Delaware Act.

                  4.       Offices.

                           (a)      The principal office of the Partnership, and
such additional offices as the General Partners may determine to establish, shall be located at such place or places inside or outside the State of Delaware as the General Partners may designate from time to time.

                           (b)      The registered office of the Partnership in
the State of Delaware is located at 1105 N. Market Street, P. O. Box 1347, Wilmington, New Castle County, Delaware 19899. The registered agent of the Partnership for service of process at such address is Delaware Corporation Organizers, Inc.

                  5. Partners. The name and business or residence address of each Partner of the Partnership, the General Partner(s) and the Limited Partner(s) being separately designated, are as set forth on Schedule I attached hereto.

                  6. Term. The term of the Partnership shall commence on the filing of this Certificate and Agreement in the Office of the Secretary of State of Delaware and shall continue until termination of the Partnership in accordance with Section 14 of this Certificate and Agreement.

                  7.       Management of the Partnership.

                           (a)      The General Partners shall have the
exclusive right to manage the business of the Partnership, and shall have all powers and rights necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Partnership and, in general, all powers permitted to be exercised by a general partner under the laws of the State of Delaware. The General Partners may appoint, employ, or otherwise contract with any persons or entities for the transaction of the business of the Partnership or the performance of services for or on behalf of the Partnership, and the General Partners may delegate to any such person or entity such authority to act on behalf of the Partnership as the General Partners may from time to time deem appropriate.

                           (b)      Except as otherwise herein specifically
provided, the duties and powers of the General Partners may be exercised by any one of the General Partners acting alone.

                           (c)      No Limited Partner, in his status as such,
shall have the right to take part in the management or control of the business of the Partnership or to act for or bind the Partnership or otherwise to transact any business on behalf of the Partnership.

                  8.       Capital Contributions.

                           (a)      The Initial General Partner and the Initial
Limited Partner have each contributed Ten Dollars ($10.00) to the capital of the Partnership. The Initial General Partner and the Initial Limited Partner shall not be required to make any further contributions to the capital of the Partnership. Persons or entities hereafter admitted as General Partners or Limited Partners of the Partnership shall make such contributions of cash, property or services to the Partnership as shall be determined by the General Partners at the time of each such admission.

                  9. Assignments of Limited Partner Interest. No Limited Partner may sell, assign, pledge or otherwise transfer or encumber his interest in the Partnership nor shall any Limited Partner have the power to substitute an assignee in his place as a substituted Limited Partner without, in either event, having obtained the prior written consent of the General Partners.

                  10. Withdrawal. No Partner shall have the right to withdraw from the Partnership except with the consent of all of the General Partners and upon such terms and conditions as may be specifically agreed upon between the General Partners and the withdrawing Partner; provided, however, that the Initial General Partner shall have the right to withdraw following the admission of one or more additional General Partners; and provided, further, that the Initial Limited Partner shall have the right to withdraw following the admission of one or more additional Limited Partners. Upon the withdrawal of the Initial General

Partner and/or the Initial Limited Partner, or either of them, such Partners shall be entitled to receive a return of their respective capital contributions. The provisions hereof with respect to distributions upon withdrawal are exclusive and no Partner shall be entitled to claim any further or different distribution upon withdrawal under Section 17-604 of the Delaware Act or otherwise.

                  11. Additional Partners. The General Partners shall have the right to admit additional General Partners and additional Limited Partners upon such terms and conditions, at such time or times, and for such capital contributions as shall be determined by the General Partners.

                  12. Distributions. Except as provided in Section 10 hereof, no Partner has any right to receive distributions of cash or other property from the Partnership prior to dissolution.

                  13. Return of Capital. Except as provided in Section 10 hereof, no Partner has the right to receive, and the General Partners have absolute discretion to make, any distributions to a Partner which include a return of all or any part of such Partner's capital contribution, provided that upon the dissolution of the Partnership, the assets of the Partnership shall be distributed as provided in Section 17-804 of the Delaware Act.

                  14. Dissolution. Subject to the provisions of Section 15 of this Certificate and Agreement, the Partnership shall be dissolved and its affairs wound up and terminated upon the first to occur of the following:

                           (a)      December 31, 2024;

                           (b)      The determination of all of the General
Partners to dissolve the Partnership; or

                           (c)      The occurrence of an event of withdrawal of
a General Partner or any other event causing a dissolution of the Partnership under Section 17-801 nf the Delaware Act.

                  15. Continuation of the Partnership. Notwithstanding the provisions of Section 14(c) hereof, the occurrence of an event of withdrawal of a General Partner shall not dissolve the Partnership if at such time there are one or more remaining General Partners and any one or more of such remaining General Partners continue the business of the Partnership (any and all such remaining General Partners being hereby authorized to continue the business of the Partnership without dissolution). If upon the occurrence of an event of withdrawal of a general partner there shall be no remaining General Partner, the Partnership nonetheless shall not be dissolved and shall not be required to be wound up if, within ninety (90) days after the occurrence of such event of withdrawal, all remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of one or more additional General Partners.

                  16. Amendments. This Certificate and Agreement may be amended only upon the written consent of all Partners.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Certificate and Agreement as of November 13, 1984.

                             Initial General Partner
                          BLOUNT ENERGY RESOURCE CORP.,
                             a Delaware corporation

                           By: /s/
                               -----------------------------
                               Its Vice President

                             Initial Limited Partner

                               /s/ Louis A. Griffin
                               ------------------------------
                                Louis A. Griffin

                                   SCHEDULE I

A.       General Partners

        Name & Address                                        Capital Contribution
        --------------                                        --------------------
Blount Energy Resource Corp.                                         $10.00
4520 Executive Park Drive
Montgomery, Alabama 36116-1602

B.       Limited Partnership

        Name & Address                                        Capital Contribution
        --------------                                        --------------------
Louis A. Griffin                                                     $10.00
4520 Executive Park Drive
Montgomery, Alabama 36116-1602

                        AMENDED AND RESTATED CERTIFICATE
                             OF LIMITED PARTNERSHIP
                                       OF
                    HENNEPIN COUNTY ENERGY RESOURCE CO., L.P.

         This Amended and Restated Certificate of Limited Partnership of Hennepin County Energy Resource Co., L.P., a Delaware limited partnership (the "Partnership"), is being executed of May 29, 1986 for the purpose of amending and restating in its entirety, as hereinafter set forth, the Certificate and Agreement of Limited Partnership of the Partnership (the "Certificate"), which Certificate was originally filed in the Office of the Secretary of State of the State of Delaware under the name of Hennepin County Energy Resource Co., L.P. on November 15, 1984.

         It is, therefore, certified that the Certificate is hereby amended and restated in its entirety as follows:

         1. Name. The name of the Partnership is Hennepin Energy Resource Co., Limited Partnership.

         2. Registered Office and Registered Agent. The registered office of the Partnership in the State of Delaware is located at 1105 Market Street, P.O. Box 1347, Wilmington, New Castle County, Delaware 19899. The name of the registered agent of the partnership for service of process at such address is Delaware Corporation Organizers, Inc.

         3. Name and Address of the General Partner. The name and address of the General Partner of the Partnership is as follows

                           Blount Energy Resource Corp.
                           4520 Executive Park Drive
                           Montgomery, Alabama 36116-1602

         4. Amended and Restated Certificate. This Amended and Restated Certificate has been duly executed and filed in accordance with the provisions of Section 17-210 of the Delaware Revised Uniform
Limited Partnership Act.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of the day and year first above written.

                                                     General Partner
                                              BLOUNT ENERGY RESOURCE CORP.,
                                                  a Delaware corporation

                                        By /s/ Louis A. Griffin
                                           -------------------------------------
                                           Louis A. Griffin
                                           Its Vice President

                 AMENDED AND RESTATED CERTIFICATE AND AGREEMENT

                                       OF

                               LIMITED PARTNERSHIP

                                       OF

                      HENNEPIN ENERGY RESOURCE CO., LIMITED

                  WHEREAS, Blount Energy Resource Corp.("BERC"), as Initial General Partner, and Louis A. Griffin ("Griffin"), as Initial Limited Partner, formed Hennepin Energy Resource Co., Limited Partnership (the "Partnership"), a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") for the general purpose of constructing, operating and retaining resource recovery facilities; and

                  WHEREAS, BERC and Griffin each contributed at the initial capitalization of the Partnership the sum of Ten Dollars ($10.00); and

                  WHEREAS, over the years, BERC has made substantial and continuing capital contributions to the Partnership, while Griffin has made none; and

                  WHEREAS, as evidenced by their actions over the years, the oral agreement of the parties has always been that BERC, as Initial General Partner, would contribute such additional capital as was and is needed in connection with various projects in which the Partnership was and is involved, and that the parties hereto would share in the distributions, profits, losses and credits of the Partnership in accordance with their respective aggregate capital contributions to the Partnership;

                  NOW, THEREFORE, in order to clearly reflect by reducing to writing the prior and continuing oral agreement of the parties with respect to partnership allocations and distributions between them, and in order to further amend the Certificate and Agreement of Limited Partnership flied with the Office of the Secretary of State of Delaware on November 15, 1984, under the name Hennepin County Energy Resource Co., LP., (the "Certificate and Agreement") with respect to other matters, the parties hereto hereby amend and restate the Certificate and Agreement as follows.

                  1. Name. The name of the Partnership shall be Hennepin Energy Resource Co., Limited Partnership, or such other name as the General Partners may from time to time hereafter designate.

                  2. Definitions. In addition to terms otherwise defined herein, the following terms are used herein as defined below:

                  "Event of withdrawal of a General Partner" means an event that causes a person or entity to cease to be a General Partner as provided in Section 17-402 of the Delaware Act.

                  "General Partners" means the Initial General Partner and all other persons or entities admitted as General Partners pursuant to this Certificate and Agreement, so long as they remain General Partners. Reference to a "General Partner" means any one of the General Partners.

                  "Initial General Partner" means Blount Energy Resource Corp.

                  "Initial Limited Partner" means Louis A. Griffin.

                  "Limited Partners" means the Initial Limited Partner and all other persons or entities admitted as additional or substituted Limited Partners pursuant to this Certificate and Agreement, so long as they remain Limited Partners. Reference to a "Limited Partner" means any one of the Limited Partners.

                  "Partners" means those persons or entities who from time to time are the General Partners and the Limited Partners. Reference to a "Partner" means any one of the Partners.

                  3. Purpose. The purpose of the Partnership shall be to engage in any lawful business which may be engaged in by a limited partnership organized under the Delaware Act.

                  4.       Offices.

                           (a)      The principal office of the Partnership, and
such additional offices as the General Partners may determine to establish, shall be located at such place or places inside or outside the State of Delaware as the General Partners may designate from time to time.

                           (b)      The registered office of the Partnership in
the State of Delaware is located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The registered agent of the Partnership for service of process at such address is The Corporation Trust Company.

                  5. Partners. The name and business or residence address of each Partner of the Partnership, the General Partner(s) and the Limited Partner(s) being separately designated, are as set forth on Schedule I attached hereto.

                  6. Term. The term of the Partnership shall commence upon the filing of this Certificate and Agreement in the Office of the Secretary of State of Delaware and shall continue until termination of the Partnership in accordance with Section 14 of this Certificate and Agreement.

                  7.       Management of the Partnership.

                           (a)      The General Partners shall have the
exclusive right to manage the business of the Partnership, and shall have all powers and rights necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Partnership and, in general, all powers permitted to be exercised by a general partner under the laws of the State of Delaware. The General Partners may appoint, employ, or otherwise contract with any persons or entities for the transaction of the business of the Partnership or the performance of services for or on behalf of the Partnership, and the General Partners may delegate to any such person or entity such authority to act on behalf of the Partnership as the General Partners may from time to time deem appropriate.

                           (b)      Except as otherwise herein specifically
provided, the duties and powers of the General Partners may be exercised by any one of the General Partners acting alone.

                           (c)      No Limited Partner, in his status as such,
shall have the right to take part in the management or control of the business of the Partnership or to act for or bind the Partnership or otherwise to transact any business on behalf of the Partnership.

                  8.       Capital Contributions. The Initial General

Partner and the Initial Limited Partner have each contributed Ten Dollars ($10.00) to the capital of the Partnership. The Initial General Partner and the Initial Limited Partner shall not be required to make any further contributions to the capital of the Partnership. Persons or entities hereafter admitted as General Partners or Limited Partners of the Partnership shall make such contributions of cash, property or services to the Partnership as shall be determined by the General Partners at the time of each such admission.

                  8A.      Partner Allocations and Distributive Share.

                           (a)      Profits and Losses. Except as provided in
subsection (b) hereof, profits, losses and credits for any fiscal year shall be allocated among the Partners in proportion to their cumulative capital contributions to the Partnership, determined at the close of such fiscal year, provided that no allocation shall be made to the Initial Limited Partner which would create or increase a negative balance in such Initial Limited Partner's capital account. In the event an item of loss or deduction of the Partnership exceeds the aggregate capital accounts of all partners, One Hundred Percent (100%) of such item shall be allocated to the General Partners.

                           (b)      Tax Allocations: Code Section 704(c). In
accordance with Code Section 704(c) of the Internal Revenue Code of 1986, as amended (the "Code") and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial gross asset value as determined by the contributing Partner and the Partnership. Any elections or other decisions relating to such allocations shall be made by the Partners in any manner that reasonably reflects the purpose and intention of this Certificate and Agreement. Allocations pursuant to this section 8A(b) are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's capital account or share of profits, losses, other items, or distributions pursuant to any provisions of this Certificate and Agreement.

                  9. Assignments of Limited Partner Interest. No Limited Partner may sell, assign, pledge or otherwise transfer or encumber his interest in the Partnership nor shall any Limited Partner have the power to substitute an assignee in his place as a substituted Limited Partner without, in either event, having obtained the prior written consent of the General Partners.

                  10. Withdrawal. No Partner shall have the right to withdraw from the Partnership except with the consent of all of the General Partners and upon such terms and conditions as may be specifically agreed upon between the General Partners and the withdrawing Partner, provided, however, that the Initial General Partner shall have the right to withdraw following the admission to the Partnership of one or more additional General Partners; arid provided, further, that the Initial Limited Partner shall have the right to withdraw following the admission to the Partnership of one or more additional Limited Partners. Upon the withdrawal of the Initial General Partner, the Initial Limited Partner, or either of them, such Partners shall be entitled to receive a distribution equal to the positive balance, if any, of their respective capital accounts, after giving full effect to all contributions, distributions, and allocations for all periods pursuant to this Certificate and Agreement.

                  11. Additional Partners. The General Partners shall have the right to admit additional General Partners and additional Limited Partners upon such terms and conditions, at such time or times, and for such capital contributions as shall be determined by the General Partners.

                  12. Distribution. Except as provided in Section 10 hereof, no Partner has any right to receive distributions of cash or other property from the Partnership prior to dissolution.

                  13. Return of Capital. Except as provided in Section 10 hereof, no Partner has the right to receive, and the General Partners have absolute discretion to make, any distributions to a Partner which include a return of all or any part of such Partner's capital contribution, provided that upon the dissolution of the Partnership, the assets of the Partnership shall be distributed as provided in Section 17-804 of the Delaware Act.

                  14. Dissolution. Subject to the provisions of Section 15 of this Certificate and Agreement, the Partnership shall be dissolved and its affairs wound up and terminated upon the first to occur of the following:

                           (a)      December 31, 2024;

                           (b)      The determination of all of the General
Partners to dissolve the Partnership; or

                           (c)      The occurrence of an event of withdrawal of
a General Partner or any other event causing a dissolution of the Partnership under Section 17-80 1 of the Delaware Act.

                  15. Continuation of the Partnership. Notwithstanding the provisions of Section 14(c) hereof, the occurrence of an event of withdrawal of a General Partner shall not dissolve the Partnership if at such time there are one or more remaining General Partners and any one or more of such remaining General Partners continue the business of the Partnership (any and all such remaining General Partners being hereby authorized to continue the business of the Partnership without dissolution). If upon the occurrence of an event of withdrawal of a General Partner there shall be no remaining General Partner, the Partnership nonetheless shall not be dissolved and shall not be required to be wound up if, within ninety (90) days after the occurrence of such event of withdrawal, all remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of one or more additional General Partners.

                  16. Amendments. This Certificate and Agreement may be amended only upon the written consent of all Partners.

                  IN WITNESS WHEREOF, this Amended and Restated Certificate and Agreement of Limited Partnership, which restates and integrates and also further amends the Certificate and Agreement of Limited Partnership as hereto amended or supplemented, has been duly executed by the undersigned as of the 15th day of January, 1990 and is being filed in accordance with Section 17-210 of the Delaware Act.

                                               Initial General Partner:
                                            BLOUNT ENERGY RESOURCE CORP.,
                                                a Delaware corporation

                                        By /s/
                                           -------------------------------------
                                                    Its Vice President

                                                  Initial Limited Partner:

                                           /s/ Louis A. Griffin
                                           -------------------------------------
                                                      Louis A. Griffin

                                   SCHEDULE I

A.       General Partners

        Name & Address                                        Capital Contribution
        --------------                                        --------------------
Blount Energy Resource Corp.                                         $10.00
4520 Executive Park Drive
Montgomery, Alabama 36116-1602

B.       Limited Partnership

         Name & Address                                       Capital Contribution
         --------------                                       --------------------
Louis A. Griffin                                                     $10.00
4520 Executive Park Drive
Montgomery, Alabama 36116-1602

                            CERTIFICATE OF AMENDMENT

                                       TO

            AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF LIMITED

                                 PARTNERSHIP OF

                HENNEPIN ENERGY RESOURCE CO., LIMITED PARTNERSHIP

It is hereby certified that:

1. The name of the limited partnership is Hennepin Energy Resource Co., Limited Partnership.

2.       a.       Article 4, Section (a) of the Amended and Restated Certificate
                  and Agreement of Limited Partnership is hereby amended to read in full, as follows:

                           "(a) The principal office of the Partnership is located at c/o Ogden Projects, Inc., ~40 Lane Road, Fairfield, New Jersey 07007-2615."

         b. Schedule 1 of the Amended and Restated Certificate and Agreement of Limited Partnership is hereby amended to read in full as follows:

                           "SCHEDULE 1

                           The name and address of each partner is as follows:

                           General Partner:          Ogden Energy Resource Corp.
                                            c/o Ogden Projects, Inc.
                                            40 Lane Road
                                            Fairfield, NJ 07007-2615

                           Limited Partner:          OPWH, Inc.
                                            c/o Ogden Projects, Inc.
                                            40 Lane Road
                                            Fairfield, NJ 07007-2615"

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate in the name and on behalf of Ogden Energy Resource Corp. this 28TH day of May, 1991.

                                        OGDEN ENERGY RESOURCE CORP.
                                        (formerly Blount Energy
                                                 Resource Corp.),
                                        General Partner

                                        By: /s/ William C. Mack
                                            ------------------------
                                        William C. Mack,
                                        Executive Vice President and
                                        Secretary

                            CERTIFICATE OF AMENDMENT

                                       TO

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                HENNEPIN ENERGY RBSOURCE CO., LIMITED PARTNERSHIP

         It is hereby certified that:

                  FIRST: The name of the limited partnership (hereinafter called the "partnership") is HENNEPIN ENERGY RESOURCE CO., LIMITED PARTNERSHIP.

                  SECOND: Pursuant to the provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited partnership effected by this Certificate of Amend-ment is to change the address of the registered office of the partnership in the State of Delaware to 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and to change the name of the registered agent of the partnership in the State of Delaware at the said address to Corporation Service Company.

                  The undersigned, a general partner of the partnership, executes this Certificate of Amendment on October 5, 2000.

                                                /s/ Jeffrey R. Horowitz
                                                --------------------------
                                                Ogden Energy Resource Corp.,
                                                its General Partner
                                                Jeffrey R. Horowitz
                                                Secretary

                            CERTIFICATE OF AMENDMENT

                                       TO

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                HENNEPIN ENERGY RESOURCE CO., LIMITED PARTNERSHIP

It is hereby certified that:

                  FIRST: The name of the limited partnership (hereinafter called the "partnership") is Hennepin Energy Resource Co., Limited Partnership.

                  SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

                  FIRST: The name of the limited partnership (hereinafter called the "partnership") is Covanta Hennepin Energy Resource Co., Limited Partnership.

                  The undersigned, a general partner of the partnership, executed this Certificate of Amendment on March 14, 2001.

                                            Ogden Energy Resource Corp.
                                            General Partner

                                            By: /s/
                                                -------------------------
                                            Name: